Forward-Looking Statements Certain statements in this presentation constitute "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements. Such forward- looking statements include projections. Such projections were not prepared in accordance with public guidelines of the American Institute of Certified Public Accountants regarding projections and forecasts, nor have such projections been audited, examined or otherwise reviewed by independent auditors of Wyndham Worldwide Corporation. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Wyndham Worldwide to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements. Important assumptions and other important factors that could cause actual results to differ materially from those in the forward looking statements are specified in Wyndham Worldwide's Annual Report on Form 10-K under "Risk Factors" filed with the Securities and Exchange Commission on March 7, 2007. Except for ongoing obligations of Wyndham Worldwide to disclose material information under the federal securities laws, Wyndham Worldwide does not undertake any obligation to release any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events. The information in this presentation should be read in conjunction with the consolidated financial statements and accompanying notes, "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" in Wyndham Worldwide's Form 10-K filed with the Securities and Exchange Commission.

Wyndham Worldwide Corporation Stephen P. Holmes Chairman & CEO

Wyndham Worldwide: For every kind of traveler. For every kind of trip. 6,500 Hotels from economy to upscale One of the World's Largest Hospitality Companies World's largest vacation ownership business; leading provider of points-based timeshare World's largest vacation exchange network and leading European rental group

Dynamic collection of hospitality businesses Strong "fee for service" business models VOI Sales Service Fee and Membership Franchise Fees Consumer Finance Other 0.389771986970684 0.37 0.13 0.08 0.04 Revenues By Type - 2006 Wyndham Worldwide

Dynamic collection of hospitality businesses Strong "fee for service" business models Expanding geographic diversity Domestic U.S. International 0.78 0.22 2006 Wyndham Worldwide Domestic U.S. International 0.85 0.15 2001 Revenues By Country

Dynamic collection of hospitality businesses Strong "fee for service" business models Expanding geographic diversity Compelling demographic strength and trends Column 1 <45 years old 0.41 45-64 years old 6.15 >64 years old 2.98 >4% 0.015 Source: U.S. Census Bureau 2006-2010 Growth = 0.2% 2006-2010 Growth = 8.2% 2006-2010 Growth = 8.0% Target age cohort growth, 2006-2010E Wyndham Worldwide

Dynamic collection of hospitality businesses Strong "fee for service" business models Expanding geographic diversity Compelling demographic strength and trends Wyndham Worldwide Business Leisure 2000 454 461 2001 408 429 2002 401 444 2003 401 470 2004 398 501 2005 405 516 2006 400 518 U.S. Hotel Room Nights - Leisure growing faster than Business Source: D.K. Shifflet & Associates Performance/Monitor Millions of Room Nights

WYN: Resilient Businesses

Luxury Upper upscale Upscale Midscale w/ F&B Midscale w/o F&B Economy High 0.119 0.097 0.09 0.081 0.093 0.075 Low -0.141 -0.116 -0.089 -0.068 -0.016 -0.047 Trough RevPAR decline Peak RevPAR growth 1988 - 2006 peak to trough change in RevPAR growth Source: Smith Travel Research WYN: Resilient Businesses

Full Service Limited Service Real GDP increases 2.5% or more 0.017 0.031 Real GDP increases less than 2.5% 0 0.013 Above 75K 0.036 Full Service vs Limited Service demand based on change in Real GDP growth, 6/30/90 - 6/30/07 Source: Bear Stearns, U.S. demand measured in room nights WYN: Resilient Businesses

Full Service Limited Service Personal consumption accelerates 0.015 0.029 Personal consumption decelerates 0.003 0.01 Above 75K 0.036 Full Service vs Limited Service demand growth based on rate of change in personal consumption growth, 6/30/90 - 6/30/07 WYN: Resilient Businesses Source: Bear Stearns, U.S. demand measured in room nights

New Housing Starts U.S. Timeshare Sales 1990 0.8948 1.2 1991 0.8404 1.25 1992 1.0299 1.3 1993 1.1257 1.5 1994 1.1984 1.7 1995 1.0762 1.9 1996 1.1609 2.2 1997 1.1337 2.7 1998 1.2714 3.15 1999 1.3024 3.65 2000 1.2309 4.2 2001 1.2733 4.8 2002 1.3586 5.5 2003 1.499 6.48 2004 1.6105 7.87 2005 1.7158 8.61 2006 1.4654 10 Timeshare Sales Sources: (a) American Resort Development Association, NorthCourse (a subsidiary of Wyndham Worldwide), Ernst & Young Sept 11th 1st Gulf War (a) U.S. Timeshare Sales $ Billion WYN: Resilient Businesses

Wyndham Vacation Ownership - Illustration of VOI Operating Profit ? 10% ?25% ? 50% G&A Product costs Land/Inventory acquisition and product development Sales and marketing costs Lead generation Tour costs Sales commissions Sales administration ? 15% VOI Operating Profit Note: Margin excludes the impact of the financial statement presentation of the provision for loan loss.

Below $50K $50-$75K Above $75K 0.61 0.22 0.17 U.S. household income distribution, 1976 Below $50K $50-$75K Above $75K 0.52 0.18 0.3 U.S. household income distribution, 2006 More than 50% of timeshare owners have income greater than $75,000 Source: U.S. Census Bureau Source: U.S. Census Bureau; CPI-adjusted for inflation WYN: Resilient Businesses

Wyndham Worldwide Corporation Peter Yesawich Ypartnership

What Does all of that Mean to Wyndham Worldwide? Leisure travel has grown nearly 20% since the year 2000 while business travel has been flat. Unlike some of our competitors, our portfolio is largely driven by leisure travel. Demographically, our brands and products are in the "sweet spot" of value, highly appealing to the largest segment of leisure travelers: Baby Boomers and Millennials. Wyndham Worldwide has an expansive selection of products, locations and price points appealing to the majority of travelers. If indeed the economy slows down, business travel trades down to our brands, and leisure travel continues, but with renewed focus on value. Our timeshare products offer points, not weeks, a significant advantage as people take more trips per year of shorter duration. We offer a very flexible travel currency.

Wyndham Hotel Group

WYN: Hotel Group The world's largest lodging franchisor as measured by the number of franchised hotels Franchise fee-for-service business model Strong cash flow Fee generation resilient through lodging market cycles Nearly 6,500 franchised hotels and almost 541,000 rooms on six continents (September 30, 2007) Hotel Group has exceeded the Economy segment's RevPAR growth performance since 2003 World's largest lodging loyalty program, TripRewards, based on number of participating hotels Acquisitions of Wyndham Hotels and Resorts and Baymont brands completed in October 2005 and April 2006, respectively Hotel management provides incremental revenue stream, albeit lower margin

Wyndham Hotel Group Growth Strategies Strategies Initiatives Identify target markets to fill in distribution Enhance customer service culture Capitalize on Baymont brand value proposition Pursue portfolio conversions and tuck-in acquisitions Invest in high RevPAR strategic assets Execute timeshare/mixed-use opportunities Align Wingate 1. Optimize performance of North American Economy/Mid- scale portfolio 2. Increase Wyndham footprint in upscale segment

WYN: Lodging - Execution New Construction Conversion 0.45 0.55 Pipeline - September 30, 2007 Over 104,000 Rooms U.S. Economy U.S. Midscale w/F&B U.S. Midscale w/o F&B U.S. Upscale Canada International 25536 14152 13015 13226 7660 30664

Wyndham Hotel Group Growth Strategies Strategies Initiatives Identify target markets to fill in distribution Enhance customer service culture Capitalize on Baymont brand value proposition Pursue portfolio conversions and tuck-in acquisitions Pursue conversions, tuck-in acquisitions and multi- unit development deals Drive mixed-use opportunities Invest in high RevPAR strategic assets Execute timeshare/mixed-use opportunities Align Wingate 1. Optimize performance of North American Economy/Mid- scale portfolio 3. Grow internationally 2. Increase Wyndham footprint in upscale segment

Measured as number of rooms as % of total base Economy/ Midscale Wyndham/ Wingate International 0.81 0.07 0.12 Current Year 12/31/2007E Economy/ Midscale Wyndham/ Wingate International 0.69 0.09 0.22 Future 12/31/2010E # Rooms = 700,000 WYN: Lodging - Execution # Rooms = 546,500 - 557,000

Lodging Guidance: 2007 and 2008 2007E 2008E Revenues $700 - $730 $840 - $870 adjusted EBITDA $215 - $230 $235 - $245 2007E vs. 2006 2008E vs. 2007E Drivers RevPAR +4 - 6% +4 - 6% System Size +1 - 3% +4 - 6% Driver sensitivity EBITDA 2008E Impact of 100bps Driver Change RevPAR $2 - $3 System Size $2 - $3 ($ in Millions)

Vacation Ownership - Strong Value Proposition Greater value for vacation dollars More economical than individual hotel stays Larger living space and selection of amenities Fully transferable to heirs

Greater value for vacation dollars More economical than individual hotel stays Larger living space and selection of amenities Fully transferable to heirs Vacation Ownership - Strong Value Proposition

Greater value for vacation dollars More economical than individual hotel stays Larger living space and selection of amenities Fully transferable to heirs Consistency of accommodations Quality rated Developer maintained & operated at most resorts Owner-driven HOA management & oversight Vacation certainty Timeshare owners more apt to take vacations already purchased Wide variety of resort locations & experiences Points-based ownership allows seamless upgrades to suit evolving life stages Vacation Ownership - Strong Value Proposition

New Housing Starts U.S. Timeshare Sales 1990 0.8948 1.2 1991 0.8404 1.25 1992 1.0299 1.3 1993 1.1257 1.5 1994 1.1984 1.7 1995 1.0762 1.9 1996 1.1609 2.2 1997 1.1337 2.7 1998 1.2714 3.15 1999 1.3024 3.65 2000 1.2309 4.2 2001 1.2733 4.8 2002 1.3586 5.5 2003 1.499 6.48 2004 1.6105 7.87 2005 1.7158 8.61 2006 1.4654 10 Timeshare Sales Sources: (a) American Resort Development Association, NorthCourse (a subsidiary of Wyndham Worldwide), Ernst & Young Sept 11th 1st Gulf War (a) U.S. Timeshare Sales Vacation Ownership - Strong Value Proposition $ Billion

Existing Home Sales U.S. Timeshare Sales 1990 3.2 1.2 1991 3.1 1.25 1992 3.4 1.3 1993 3.7 1.5 1994 3.9 1.7 1995 3.9 1.9 1996 4.2 2.2 1997 4.4 2.7 1998 5 3.15 1999 5.2 3.65 2000 5.2 4.2 2001 5.3 4.8 2002 5.6 5.5 2003 6.2 6.48 2004 6.8 7.87 2005 7.1 8.61 2006 6.5 10 Timeshare Sales vs. Home Sales Sources: (a) American Resort Development Association, NorthCourse (a subsidiary of Wyndham Worldwide), Ernst & Young (b) National Association of Realtors Sept 11th 1st Gulf War $ Billion Millions of units (b) U.S. Existing Home Sales (a) U.S. Timeshare Sales Vacation Ownership - Strong Value Proposition

WYN: Vacation Ownership World's largest vacation ownership business as measured by vacation ownership resorts, units and owners Resorts: Approximately 140 resorts throughout North America, the Caribbean and the South Pacific Units: More than 17,000 vacation ownership units Owners: Over 800,000 owners Leading provider of points-based vacation ownership Highly flexible product structure popular with today's vacationing consumers Wide portfolio of resort destinations and vacation experiences Strong upgrade sales programs Innovative marketing Sales offices equipped to sell multiple locations Multiple distribution channels Robust marketing alliances in key growth areas World class consumer finance organization

Wyndham Vacation Ownership - 2006 Competitive Landscape VOI Stack 2 Stack 3 Stack 4 Stack 5 Stack 6 Stack 7 Stack 8 Totals (invisible) Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 Wyndham 1743 20 90 Marriott 1438 20 80 Starwood 739 20 70 Hilton 420 20 60 Disney 300 VOI Revenue ($ in Millions) Units Stack 2 Stack 3 Stack 4 Stack 5 Stack 6 Stack 7 Stack 8 Totals (invisible) Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 Wyndham 800912 20 90 Marriott 351557 20 80 Starwood 195425 20 70 Hilton 127200 20 60 Disney 105000 Owners Resorts Stack 2 Stack 3 Stack 4 Stack 5 Stack 6 Stack 7 Stack 8 Totals (invisible) Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 Wyndham 149 20 90 Marriott 56 20 80 Starwood 19 20 70 Hilton 33 20 60 Disney 8 Resorts Units Stack 2 Stack 3 Stack 4 Stack 5 Stack 6 Stack 7 Stack 8 Totals (invisible) Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 Wyndham 20556 20 90 Marriott 11000 20 80 Starwood 4397 20 70 Hilton 4970 20 60 Disney 3600 Units Source: Vacation Ownership WORLD Magazine, February 2007 (2006 data) Note: Wyndham Worldwide as of September 30, 2007: Over 800,000 owners, approximately 140 resorts and more than 17,000 units

Assess & refine all customer touch points Increase product usage Deploy new consumer-friendly sales tools Deploy high-end Presidential Club product Increase urban & international development Pursue mixed-use hotel/timeshare projects Enter the luxury segment (i.e. fractional / private residence clubs) Maximize cross-marketing opportunities Strengthen channels & efficiencies Enhance target marketing 1. Enhance Service Experience 3. Expand Product Offerings 2. Leverage the Wyndham Brand Strategies Initiatives Wyndham Vacation Ownership Growth Strategies Extend enhanced financing options Continually monitor receivables portfolio Optimize securitizations and collections 4. Enhance Finance Options & Portfolio Performance Six Sigma process improvement Constant focus on recruiting & training Deploy new Access product platform 5. Drive Operational Excellence

Vacation Ownership Guidance: 2007 and 2008 ($ in Millions) 2007E 2008E Revenues $2,400 - $2,500 $2,650 - $2,750 adjusted EBITDA $380 - $400 $415 - $435 2007E vs. 2006 2008E vs. 2007E Drivers Tours +9 - 11% +6 - 8% Volume Per Guest (VPG) +6 - 8% +4 - 6% Driver sensitivity EBITDA 2008E Impact of 100bps Driver Change Tours $4 - $5 Volume Per Guest (VPG) $4 - $5

WYN: Group RCI Established, respected vacation ownership exchange company with more than 3.5 million members and a 30-year operating history Market leader in European vacation rental homes and global vacation condos with access to more than 60,000 rental accommodations and serving more than four million families a year Fee-for-service business models Global presence with over 70 offices in 37 countries

Group RCI - Revenue Components Current revenue mix is 61% international and 39% domestic, driven by the branded European Rentals business 2003 2004 2005 2006 2007E International 0.54 0.6 0.62 0.61 0.61 Domestic 0.46 0.4 0.38 0.39 0.39 2003 2004 2005 2006 2007E Exchange 0.53 0.45 0.41 0.41 0.39 Rental 0.3 0.39 0.44 0.44 0.48 Other 0.17 0.16 0.15 0.15 0.13 46% 40% 38% 39% 39% 54% 60% 62% 61% 61% 53% 45% 41% 41% 39% 30% 39% 44% 44% 48% 17% 16% 15% 15% 13%

Vacation Exchange Overview Revenues derived through annual membership dues and exchange fees from over 3.5 million members 73% of timeshare owners are members of exchange companies and 64% participated in exchange (1) Almost half of all U.S. timeshare owners own more than one week (2) More than 4,000 resorts in almost 100 countries with 99% retention rate Six out of ten resorts affiliated with RCI (1) 2006 Florida state regulatory filings; American Resort Development Association (2005 data) American Resort Development Association 2006 Resort Timeshare Consumer study

Branded European Rentals Market leader with over 60,000 units represented Geographic and price point diversity in key source and destination markets Revenues derived through commission on rental revenues Property retention rate of 80%

Group RCI Growth Strategies Strategies Initiatives Enhance base products Expand online capabilities Enhance affiliate value proposition Improve inventory management 1. Optimize & Expand Exchange

Management Franchise East 0.1 0.9 West North 2007 Online Transactions as % of Business Total Exchange Economy Mid-scale w/ F&B International Upper Upscale Upscale East 0.5 0.5 0.5 0.125 0.125 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Branded European Rentals Contact Center Online Group RCI Growth Strategies

Strategies Initiatives Enhance base products Expand online capabilities Enhance affiliate value proposition Improve inventory management Deliver new Middle East platform Develop new opportunities (Asia, Middle East) Expand branded European rentals Establish base for U.S. rentals 1. Optimize & Expand Exchange 3. Pursue New Business Models 2. Expand Rentals Group RCI Growth Strategies

Group RCI Guidance: 2007 and 2008 2007E 2008E Revenues $1,210 - $1,225 $1,300 - $1,350 adjusted EBITDA $290 - $300 $315 - $335 2007E vs. 2006 2008E vs. 2007E Drivers Average Number of Members +4 - 6% +4 - 6% Annual Dues and Exchange Revenue per Member +0 - 2% Flat Vacation Rental Transactions +1 - 3% +4 - 6% Average Net Price per Vacation Rental (1) +12 - 14% +6 - 8% Driver sensitivity EBITDA 2008E Impact of 100bps Driver Change 2008E Impact of 100bps Driver Change 2008E Impact of 100bps Driver Change Average Number of Members Average Number of Members $3 - $4 Annual Dues and Exchange Revenue per Member Annual Dues and Exchange Revenue per Member $4.5 - $5.5 Vacation Rental Transactions Vacation Rental Transactions $1.5 - $2.5 Average Net Price per Vacation Rental Average Net Price per Vacation Rental $6 - $7 ($ in Millions) (1) 2007 vs. 2006 includes the impact of foreign exchange through October 31, 2007. 2008 vs. 2007 is based upon October 31, 2007 foreign exchange rates.

WYN: Driving Shareholder Value

WYN: Driving Shareholder Value Capital Allocation Invest in our businesses Tuck-in acquisitions / strategic transactions Reduce debt / repurchase stock / pay dividend

Lodging 0.33 0.27 Vacation Exchange and Rentals 0.27 0.34 Vacation Ownership 0.4 0.39 EBITDA - Future 44 5-year Vision WYN: Driving Shareholder Value Lodging 0.25 0.27 Vacation Exchange and Rentals 0.32 0.34 Vacation Ownership 0.43 0.39 EBITDA - Current* *EBITDA - Current excludes separation and related costs, as well as legacy related items.

For every kind of traveler. For every kind of trip. Investor Day December 11, 2007

Gina Wilson Chief Financial Officer Wyndham Worldwide Corporation

2007 Expected Revenues and Adjusted EBITDA by Business Unit Lodging 0.25 0.27 Vacation Exchange and Rentals 0.32 0.34 Vacation Ownership 0.43 0.39 Lodging 0.16 Vacation Exchange and Rentals 0.28 Vacation Ownership 0.56 Revenues Adjusted EBITDA ($ in Millions) Full year 2007E: $4,340 - $4,445 2007E Adjusted: $845 - $860 Note: Expected Revenues and Adjusted EBITDA represents total reportable segments. It excludes Corporate and Other, separation and related costs as well as legacy related items. Full year Adjusted EBITDA includes Corporate and Other and excludes separation and related costs as well as legacy related items.

3 2007E 2006 Membership/ Transaction Revenue Other Consumer Financing Vacation Ownership Interest Sales Other Membership/ Annual Dues and Exchange Rental Revenue 8% 8% 38% 4% 12% 13% 2% 3% 12% Royalty/Marketing/ Reservation Revenue TripRewards & Property Management Reimbursables Other Membership/ Transaction Revenue Other Consumer Financing Vacation Ownership Interest Sales Other Membership/ Annual Dues and Exchange Rental Revenue 10% 8% 38% 4% 11% 13% 2% 3% 11% Royalty/Marketing/ Reservation Revenue TripRewards & Property Management Reimbursables Other Vacation Ownership -------------------------------------- Vacation Exchange and Rentals -------------------------------------- Lodging Wyndham Worldwide Consolidated Revenue Components

12% 21% 67% Royalty/Marketing/ Reservation Revenue TripRewards & Property Management Reimbursables Other 4 2007E 11% 18% 71% Royalty/Marketing/ Reservation Revenue TripRewards & Property Management Reimbursables Other 2006 Lodging Revenue Components

5 ($ in Millions) 9 Months Ended Sept. 30, 2006 9 Months Ended Sept. 30, 2007 Reported Revenues $ 509 $ 549 Reported EBITDA $ 162 $ 174 Margin 32% 32% Adjusted Franchise Margin: Franchise Fees $ 389 $ 406 Less: Marketing/Reservation Revenues 174 177 Adjusted Franchise Fees $ 215 $ 229 Adjusted EBITDA $ 163 $ 174 Adjusted Franchise Margin 76% 76% Adjusted Lodging Margins

Wyndham Worldwide has Demonstrated Solid Financial Growth ($ in Millions) Lodging Vacation Exchange and Rentals Vacation Ownership Note: Revenues exclude Corporate and Other of ($10M) in 2003, ($11M) in 2004, ($4M) in 2005 and ($6M) in 2006. Revenues $2,662 $3,025 $3,475 $3,848 $4,340 - $4,445 $4,800 - $4,900 $410 $443 $533 $661 $726 $921 $1,068 $1,119 $1,526 $1,661 $2,068 $1,874 0 1,000 2,000 3,000 4,000 5,000 2003 2004 2005 2006 2007E 2008E CAGR 13%

($ in Millions) As of Sept. 30, 2007 Cash and cash equivalents $ 231 Secured Vacation Ownership assets $ 2,638 Securitized Vacation Ownership debt $ 1,925 Other debt: Vacation Ownership bank borrowings $ 148 Vacation Rentals capital leases 153 Senior unsecured notes 797 Revolving credit facility 133 Term loan 300 Other 14 $ 1,545 Total debt 3,470 Total stockholders' equity 3,408 Total capitalization $ 6,878 Capitalization

8 Securitized Secured Contract Receivables: Securitized $ 2,304 $ 2,304 Other 860 $ 210 Total 3,164 Allowance (323) Net $ 2,841 Other collateral 124 Total collateral $ 2,428 $ 210 Related debt: Securitized $ 1,925 Secured $ 148 Advance rate 79% 70% ($ in Millions) Securitized & Secured Borrowings - Sept. 30, 2007

9 Remainder of 2007 and 2008 Outlook

10 Note: 2006 includes estimated stand-alone corporate costs. 2006 and 2007 excludes separation and related costs as well as legacy matters. No separation and related costs or legacy matters are assumed for 2008. Projections do not total because we do not expect the actual results of all segments to be at the highest or lowest end of any projected range simultaneously. ($ in Millions) Expected Adjusted Income Statement

2007E 2008E 2007E 2008E 2450 2700 339 425 20 70 34.6 31.6 North 45.9 46.9 45 43.9 Vacation Ownership Deferred Revenue 2007E 2008E 2007E 2008E 2450 2700 339 425 West 30.6 38.6 7 15 North 45.9 46.9 45 43.9 $2,400 - $2,500 $40 - $100 $10 - $40 $380 - $400 $415 - $435 $20 - $50 $5 - $20 Revenue Adjusted EBITDA ($ in Millions) $2,650 - $2,750

12 Calculation of Corporate Costs - Adjusted ($ in Millions) Note: 2007 excludes separation and related costs as well as legacy matters. No separation and related or legacy matters are assumed for 2008. Projections do not total because we do not expect the actual results of all line items to be at the highest or lowest end of any projected range simultaneously.

13 Interest Expense, net Capitalized Interest End of Quarter Outstanding Debt1 Q4 '06 $ 14 $ (5) $ 1,437 Q1 '07 15 (6) 1,419 Q2 '07 16 (6) 1,603 Q3 '07 16 (6) 1,545 FY 2007 Guidance 65 - 75 (20) - (25) 1,625 - 1,725 FY 2008 Guidance 75 - 85 (10) - (15) 1,700 - 1,900 1 Corporate and other debt (excluding securitized debt) ($ in Millions) Interest Expense Trend

2007E vs. 2006 2007E vs. 2006 2008E vs. 2007E Lodging % Change % Change % Change RevPAR +4 - 6% +4 - 6% +4 - 6% System Size (rooms at year end) +1 - 3% +1 - 3% +4 - 6% Vacation Exchange and Rentals Average Number of Members +4 - 6% +4 - 6% +4 - 6% Annual Dues and Exchange Revenue per Member +0 - 2% +0 - 2% Flat Vacation Rental Transactions +1 - 3% +1 - 3% +4 - 6% Average Net Price per Vacation Rental (1) +12 - 14% +12 - 14% +6 - 8% Vacation Ownership Tours +9 - 11% +9 - 11% +6 - 8% Volume Per Guest (VPG) +6 - 8% +6 - 8% +4 - 6% (1) 2007 vs. 2006 includes the impact of foreign exchange through October 31, 2007. 2008 vs. 2007 is based upon October 31, 2007 foreign exchange rates. Key Drivers Assumptions: 2007 and 2008

15 2008 Impact of 100bps Driver Change ($ in Millions) EBITDA Sensitivity to Key Drivers EBITDA Lodging RevPAR $2 - $3 System Size (rooms at year end) 2 - 3 Vacation Exchange and Rentals Average Number of Members 3 - 4 Annual Dues and Exchange Revenue per Member 4.5 - 5.5 Vacation Rental Transactions 1.5 - 2.5 Average Net Price per Vacation Rental 6 - 7 Vacation Ownership Tours 4 - 5 Volume Per Guest (VPG) 4 - 5

Seasonality of Revenues: 2007E and 2008E 2007E Revenue Seasonality Lodging Vacation Exchange and Rentals Vacation Ownership 22 - 24% 24 - 26% 27 - 29% 23 - 25% 16 2008E Revenue Seasonality Lodging Vacation Exchange and Rentals Vacation Ownership 21 - 23% 24 - 26% 27 - 29% 24 - 26% Lodging VNG Timeshare Q1 0.21 0.25 0.22 Q2 0.26 0.24 0.26 Q3 0.29 0.28 0.27 Q4 0.24 0.23 0.25 Lodging VNG Timeshare Q1 0.21 0.25 0.22 Q2 0.26 0.24 0.26 Q3 0.29 0.28 0.27 Q4 0.24 0.23 0.25

Seasonality of EBITDA: 2007E and 2008E Lodging VNG Timeshare Q1 0.2 0.25 0.17 Q2 0.25 0.19 0.28 Q3 0.33 0.35 0.29 Q4 0.22 0.21 0.26 2007E Adjusted EBITDA Seasonality Lodging Vacation Exchange and Rentals Vacation Ownership 21 - 23% 22 - 24% 31 - 33% 22 - 24% 17 Lodging VNG Timeshare Q1 0.2 0.25 0.17 Q2 0.25 0.19 0.28 Q3 0.33 0.35 0.29 Q4 0.22 0.21 0.26 2008E EBITDA Seasonality 17 - 19% 22 - 24% 31 - 33% 26 - 28% Lodging Vacation Exchange and Rentals Vacation Ownership

18 (45) - (35) Estimated EBITDA impact $ (90) - $ (70) Estimated deferral of net VOI revenue Deferred Revenue Impact $ 0.30 - $ 0.35 Q1 08 EPS High Low $0.43 Q1 07 Adjusted EPS* Q1 2008 Guidance ($ in Millions, except per share data) No impact to Gross Vacation Ownership Interest Sales *Q1 07 adjusted EPS excludes separation and related costs as well as legacy related items. No separation and related costs or legacy matters are assumed for Q1 08. **Estimated based on full year 2008 assumed tax rate and weighted average shares (0.12) Estimated EPS impact** (0.15) -

Expected Adjusted Cash Flows ($ in Millions) Note: 2007 projections exclude separation and related costs as well as legacy related items. No separation and related costs or legacy related items are assumed for 2008. Projections do not total because we do not expect the actual results of all line items to be at the highest or lowest end of any projected range simultaneously. 2007E 2007E 2007E 2008E 2008E 2008E Low High Low High Adjusted EBITDA $ 845 - $ 860 $ 920 - $ 945 Interest Expense, net (75) - (65) (85) - (75) Cash Taxes (90) - (100) (110) - (130) Working Capital & Other (30) - (10) 30 - 50 Subtotal 650 - 685 755 - 790 Timeshare Development & Financing (180) - (160) (540) - (500) Capital Expenditures (185) - (175) (230) - (210) Total $ 285 - $ 350 $ 0 - $ 70 19

20 Note: 2006 and 2007 excludes separation and related costs. No separation and related costs or legacy related items are assumed for 2008. ($ in Millions) Selected Cash Flow Data by Segment: 2006 - 2008

21 ($ in Millions) Selected Cash Flow Data by Segment: 2006 - 2008 Note: 2006 and 2007 excludes separation and related costs. No separation and related costs or legacy related items are assumed for 2008.

22 Note: 2006 and 2007 excludes separation and related costs. No separation and related costs or legacy related items are assumed for 2008. Projections do not total because we do not expect the actual results of all line items to be at the highest or lowest end of any projected range simultaneously. ($ in Millions) Selected Cash Flow Data by Segment: 2006 - 2008

23 23 ($ in Millions) Note: Projections do not total because we do not expect the actual results of all line items to be at the highest or lowest end of any projected range simultaneously. 2007 projections exclude separation and related costs. No separation and related costs are assumed for 2008. Estimated Capital Spending

Return on Invested Capital ($ in Millions) 9/30/05 9/30/06 9/30/07 Debt, excluding securitized debt $ 1,164* $ 1,164 $ 1,545 Equity 3,612* 3,612 3,408 Adjustments: Adjusted net income Q1 - Q3 2006 (254) - - Adjusted net income Q4 2005 (76) - - Adjusted capitalization 4,446* 4,776 4,953 Cash (100) (160) (231) Adjusted net capitalization $ 4,346 $ 4,616 $ 4,722 Average capital employed Adjusted EBIT for the 12 months ended 9/30/06 and 9/30/07 $ 4,481 $ 590 $ 4,669 $ 690 ROIC 13.2% 14.8% *Estimated net capitalization as if Wyndham Worldwide was a stand alone company at 9/30/05.

25 Adjusted EBIT* 2004 2005 2006 Lodging $ 163 $ 170 $ 179 Vacation Exchange and Rentals 223 212 213 Vacation Ownership 235 252 304 Total Reportable Segments $ 621 $ 634 $ 696 ASSETS Lodging $ 1,528 $ 1,797 $ 1,362 Vacation Exchange and Rentals 2,378 2,365 2,375 Vacation Ownership 4,307 5,026 5,590 Total Reportable Segments $ 8,213 $ 9,188 $ 9,327 RETURN ON AVERAGE ASSETS Lodging 10.2% 11.3% Vacation Exchange and Rentals 8.9% 9.0% Vacation Ownership 5.4% 5.7% Total Reportable Segments 7.3% 7.5% *Excluding separation and related costs and 2006 foreign tax adjustment ($ in Millions) Return on Assets

26 Adjusted EBIT* 2004 2005 2006 Lodging $ 163 $ 170 $ 179 Vacation Exchange and Rentals 223 212 213 Vacation Ownership 235 252 304 Total Reportable Segments $ 621 $ 634 $ 696 Lodging $ 1,528 $ 1,797 $ 1,362 Vacation Exchange and Rentals 2,378 2,365 2,375 Vacation Ownership 3,398 3,891 4,127 Total Reportable Segments $ 7,304 $ 8,053 $ 7,864 RETURN ON AVERAGE ASSETS Lodging 10.2% 11.3% Vacation Exchange and Rentals 8.9% 9.0% Vacation Ownership 6.9% 7.6% Total Reportable Segments 8.3% 8.7% *Excluding separation and related costs and 2006 foreign tax adjustment ASSETS (Less securitized debt) ($ in Millions) Return on Assets (excluding securitized debt)

Adjusted EBIT* 2004 2005 2006 Lodging $ 163 $ 170 $ 179 Vacation Exchange and Rentals 223 212 213 Vacation Ownership 235 252 304 Total Reportable Segments $ 621 $ 634 $ 696 Lodging $ 1,315 $ 1,556 $ 1,117 Vacation Exchange and Rentals 1,263 1,283 1,259 Vacation Ownership 2,093 2,569 2,789 Total Reportable Segments $ 4,671 $ 5,408 $ 5,165 RETURN ON AVERAGE ASSETS Lodging 11.8% 13.4% Vacation Exchange and Rentals 16.7% 16.8% Vacation Ownership 10.8% 11.3% Total Reportable Segments 12.6% 13.2% *Excluding separation and related costs and 2006 foreign tax adjustment ASSETS (Less securitized debt and goodwill) ($ in Millions) Return on Assets (excluding securitized debt and goodwill)

Wyndham Worldwide has Demonstrated Solid Financial Growth ($ in Millions) Lodging Vacation Exchange and Rentals Vacation Ownership Note: Revenues exclude Corporate and Other of ($10M) in 2003, ($11M) in 2004, ($4M) in 2005 and ($6M) in 2006. Revenues $2,662 $3,025 $3,475 $3,848 $4,340 - $4,445 $4,800 - $4,900 $410 $443 $533 $661 $726 $921 $1,068 $1,119 $1,526 $1,661 $2,068 $1,874 0 1,000 2,000 3,000 4,000 5,000 2003 2004 2005 2006 2007E 2008E CAGR 13%

Glossary - Wyndham Worldwide Investor Day

Definitions of EBITDA and EBIT EBITDA: EBITDA represents net income before depreciation and amortization, interest expense (excluding interest on securitized vacation ownership debt), interest income, income taxes and cumulative effect of accounting change, net of tax. We believe that EBITDA is useful as a supplemental measure in evaluating the aggregate performance of our operating businesses. EBITDA is one of the measures that is used by our management, including our chief operating decision maker, to perform such evaluation. It is also a component of our financial covenant calculations under our credit facilities, subject to certain adjustments. EBITDA should not be considered in isolation or as a substitute for net income or other income statement data prepared in accordance with GAAP and our presentation of EBITDA may not be comparable to similarly titled measures used by other companies. EBIT: EBITDA less depreciation and amortization

($ in Millions) 2006 Reported to Adjusted EPS does not foot across due to rounding.

($ in Millions) 2007E Reported to Adjusted

($ in Millions) Reconciliation of Adjusted EBIT to Net Income

($ in Millions) Reconciliation of Adjusted EBIT to Net Income

Wyndham Vacation Ownership Franz S. Hanning President & CEO For every kind of traveler. For every kind of trip.

Competitive Strengths For every kind of traveler. For every kind of trip.

Competitive Strengths – Product Platform For every kind of traveler. For every kind of trip.

Product Platform Leading provider of points-based timeshare Innovator and leading provider since 1991 All product offerings currently points-based Three distinct points-based ownership programs Consumer benefits Flexible use plans: location, time of year, unit type May be used in increments for multiple shorter resort stays Enables seamless upgrades to suit evolving life stages
For every kind of traveler. For every kind of trip.

Types of Ownership – First Generation For every kind of traveler. For every kind of trip.

Types of Ownership – First Generation For every kind of traveler. For every kind of trip.

Types of Ownership – Next Generation For every kind of traveler. For every kind of trip.

Competitive Strengths – Distribution Channels For every kind of traveler. For every kind of trip.

Diversified Marketing Platform For every kind of traveler. For every kind of trip.

Integrated Marketing Partnerships For every kind of traveler. For every kind of trip.

Dual Sales Channels – Onsite & Offsite Stores For every kind of traveler. For every kind of trip.

Competitive Strengths – Sustainable Growth For every kind of traveler. For every kind of trip.

New Properties in 2007 Canmore, Alberta (Canada) Dunsborough, Australia Marcoola, Australia Perth, Australia Oceanside, California San Diego, California Panama City Beach, Florida McCall, Idaho West Yellowstone, Montana Red River, New Mexico Wanaka, New Zealand San Antonio, Texas Wisconsin Dells, Wisconsin For every kind of traveler. For every kind of trip.

Urban Product Located within or near urban centers Features access to shopping, dining & entertainment Appeals to boomers & millenials preferring reduced travel times and shorter stays Current markets: New Orleans San Antonio San Diego San Francisco Seattle Sydney (Australia) Washington DC Wyndham National Harbor Washington D.C. / Prince George’s County, MD For every kind of traveler. For every kind of trip.

New Upscale Offerings – Presidential Reserve Upscale product extension featuring: Preferred access to high-demand Presidential inventory Exclusive amenities Greater level of exchange options Personal concierge service Designed to appeal to: Existing owners with upgrade capacity Affluent first-time purchasers interested in shared-ownership concept For every kind of traveler. For every kind of trip.

Competitive Strengths – New Efficiencies For every kind of traveler. For every kind of trip.

Wyndham Re-branding For every kind of traveler. For every kind of trip.

Enterprise Cross Marketing Link to WVO Site For every kind of traveler. For every kind of trip.

Mixed-Use Hotel & Timeshare Development Bonnet Creek — Orlando, FL For every kind of traveler. For every kind of trip.

Competitive Strengths For every kind of traveler. For every kind of trip.

Wyndham Vacation Ownership Mike Hug Executive Vice President & CFO For every kind of traveler. For every kind of trip.

Vacation Ownership Accounting For every kind of traveler. For every kind of trip.

Vacation Ownership Accounting Revenue Recognition WVO must receive 10% down plus fair value of incentive Contract must be beyond rescission period Provision for uncollectible contracts is recorded as a reduction of revenues Percentage of completion for sales in buildings under construction For every kind of traveler. For every kind of trip.

Vacation Ownership Accounting Cost of Sales Relative sales value method Cost of sales equals total estimated final product cost divided by total estimated future sales revenue Total construction costs = COS % Projected revenues $25M Total construction costs = 25% COS $100M Projected revenues Changes in estimates are applied retrospectively as a current period adjustment Construction cost increases from $25M to $26M and $50M in revenues have been recognized in previous periods. COS rate increases to 26% and additional cost of sales of $0.5M is recognized in the current period For every kind of traveler. For every kind of trip.

Vacation Ownership Accounting Interest Income and Expense Wyndham Worldwide securitizations are on balance sheet; therefore, Interest is recognized on the receivable portfolio as it is earned Current securitizations are structured such that there is no gain upon sale to SPEs Recognition of income ceases when receivables become 90 days or more past due Interest expense on securitized borrowings is recognized in operating expenses (within EBITDA) For every kind of traveler. For every kind of trip.

ROIC and Inventory Pipeline For every kind of traveler. For every kind of trip.

Grand Desert Tower III After-Tax Cash Flow Grand Desert Tower 3 Development Cumulative After-Tax Cash Flow Annual After-Tax Net Cash Flow ($ in Thousands) 40,000 30,000 20,000 10,000 After-Tax Cash Flow -(10,000) (20,000) (30,000) 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15+ Year Year 1 2 3 4 5 6 7 8 9 10 11 12 Annual After-Tax ROIC 20.4% 61.1% 25.1% 20.6% 17.4% 15.0% 12.8% 10.7% 9.9% 10.5% 15.4% 44.9% For every kind of traveler. For every kind of trip.

Grand Desert Tower III Gross Revenue & Margin Grand Desert Tower 3 ($ in Thousands) $200,000 $180,000 $160,000 $140,000 Revenue $120,000 $100,000 Gross $80,000 $60,000 $40,000 $20,000 $0 Revenue Mix Gross VOI Sales Gross Interest Income Net Management Fee Total Gross Revenue = $256M 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15+ Year Gross Revenue EBITDA For every kind of traveler. For every kind of trip.

Inventory Pipeline – Active Construction Geographic Location # of Units Eastern U.S. 1,119 Central U.S. 266 Western U.S. 1,185 Caribbean 36 Hawaii 84 Asia Pacific 179 Total 2,869 For every kind of traveler. For every kind of trip.

Consumer Finance For every kind of traveler. For every kind of trip.

Consumer Finance Operations North American Portfolio 12/31/06 9/30/07 Qualified Receivables $2.70 Billion $3.16 Billion Loan Count 243,426 258,013 Avg. Loan Balance $11,082 $12,232 W.A. FICO 660 661 % of Portfolio Scored 95% 97% W.A. Gross Coupon 12.75% 12.52% W.A. Original Term 113 months 116 months W.A. Remaining Term 93 months 97 months W.A. Age 19 months 18 months % paying via automatic bank draft 81% 84% For every kind of traveler. For every kind of trip.

Consumer Finance Operations Asia Pacific Portfolio 12/31/06 9/30/07 Qualified Receivables $156.4 Million $203.6 Million Loan Count 18,959 20,767 Avg. Loan Balance $8,250 $9,802 W.A. Gross Coupon 12.09% 12.11% W.A. Original Term 105 months 110 months W.A. Remaining Term 86 months 92 months W.A. Age 19 months 19 months % paying via automatic bank draft 92% 90% Currency converted at dates shown from Australian Dollars and New Zealand Dollars to U.S. Dollars: 12/31/06: AUD = 0.7893 USD; NZD = 0.70496 09/3007: AUD = 0.88837 USD; NZD = 0.75831 For every kind of traveler. For every kind of trip.

Consumer Finance Operations Percentage of Non-Defaulted Portfolio Current (1) (1) Qualified Portfolio balance excludes 120+ delinquent contracts. 98% 97% 96% 95% 94% Sep- 05 Dec- 05 Ma r — 06 Jun — 06 Sep — 06 Dec- 06 Mar- 07 Jun — 07 Sep- 07 Net New Monthly Default Dollars as a Percentage of Qualified Portfolio (excluding 120+ dpd) (2) 1.0% 0.8% 0.6% 0.4% 0.2% Sep- 05 Dec- 05 Ma r — 06 Jun — 06 Sep — 06 Dec- 06 Mar- 07 Jun — 07 Sep- 07 For every kind of traveler. For every kind of trip.

Consumer Finance Operations Static Pool Default Curves – North America Third Quarter 2006 — Prior Methodology 20.00% 18.00% Rate 16.00% 14.00% Default 12.00% 10.00% Cumulative 8.00% 6.00% 4.00% 2.00% 0.00% 0 3 6 9 12 15 18 21 24 27 30 33 36 39 42 45 48 51 54 57 60 63 66 69 72 75 78 81 84 87 90 Loan Age in Months Third Quarter 2007 — Prior Methodology 20.00% 18.00% Rate 16.00% 14.00% Default 12.00% 10.00% Cumulative 8.00% 6.00% 4.00% 2.00% 0.00% 0 3 6 9 12 15 18 21 24 27 30 33 36 39 42 45 48 51 54 57 60 63 66 69 72 75 78 81 84 87 90 Loan Age in Months For every kind of traveler. For every kind of trip.

Consumer Finance Operations Static Pool Default Curves – North America Third Quarter 2006 — Current Methodology 20.00% 18.00% Rate 16.00% 14.00% Default 12.00% 10.00% Cumulative 8.00% 6.00% 4.00% 2.00% 0.00% 0 3 6 9 12 15 18 21 24 27 30 33 36 39 42 45 48 51 54 57 60 63 66 69 72 75 78 81 84 87 90 Loan Age in Months Third Quarter 2007 — Current Methodology 20.00% 18.00% Rate 16.00% 14.00% Default 12.00% 10.00% Cumulative 8.00% 6.00% 4.00% 2.00% 0.00% 0 3 6 9 12 15 18 21 24 27 30 33 36 39 42 45 48 51 54 57 60 63 66 69 72 75 78 81 84 87 90 Loan Age in Months For every kind of traveler. For every kind of trip.

Consumer Finance Operations Day 1 — Day 3 Day 15 Day 30 Day 60 Day 90+ • Sale made, documents printed and signed (SalePoint) • SalePoint data feeds (nightly) into CSS • Documents sent to WCF • WCF ensures adequacy and propriety of contract documents • WCF verifies down payment • Contract assigned to WCF • WCF establishes funding eligibility of contract • WCF images contract documents • WCF boxes and ships original documents to document custodian • Document custodian verifies documents received • WCF draws ACH for, or bills and receives, first payment • Loan placed into rated warehouse line of credit • Loan removed from warehouse line of credit and placed into rated term transaction Check Points Along the Way Eligible purchase money loans are generally securitized within 30-90 days of the sale. For every kind of traveler. For every kind of trip.
Securitization Transaction Structure Wyndham Vacation Wyndham Resort Resorts, Inc. Development Corporation “Originator” “Originator” Wyndham Consumer Finance, Inc. “Seller” On Balance Sheet for Accounting Purposes True Sale for Legal Purposes Sierra Deposit Company, LLC “Depositor” Sierra Timeshare Conduit Sierra Timeshare 200_-___Receivables Funding, LLC Receivables Funding, LLC “Issuer” “Issuer” Conduit Banks Term Noteholders For every kind of traveler. For every kind of trip.

Securitization Transaction Structure For every kind of traveler. For every kind of trip.

The Securitization Waterfall Who gets paid in what order (*generally)? Trustee Servicer Swap issuer Custodian Bond insurer (wrap provider) Accrued interest on the higher rated (lower risk) bonds Accrued interest on the lower rated (higher risk) bonds Scheduled principal payments made (pro rata) Extra principal payments made (pro rata) Reserve Account Wyndham *assumes receivable pool performs as expected For every kind of traveler. For every kind of trip.

39

Consumer Finance Operations - Summary

- We are one of the largest issuers and servicers of securitizations in the asset class
  - $600 Million transaction in May 2007 is the industry's largest transaction to date
  - $550 Million transaction in July 2006 is the industry's 2nd largest transaction to date
  - $525 Million transaction in August 2005 is the industry's 3rd largest transaction to date
  - $455 Million transaction in November 2007 was closed under stressed market conditions
  - Warehouse line of credit increased to $1.2 Billion in October 2007

Currently Serviced Commercial Financings

	Original Balance/Line	Current Senior Debt Balance	Current Collateral Balance
Term Securitizations	$2,859 Million	$1,381 Million	$1,647 Million
Revolving Conduit	$1,200 Million	$556 Million	$745 Million
Premium Yield Facility	$155 Million	$155 Million	$221 Million

Data as of October 2007, including 2007-2

Fully Satisfied Commercial Financings

	Issue Date	Original Balance	Call Date
FFC II	August 1998	$50 Million	November 2003
TRI II	March 1998	$130 Million	March 2004
FFC III	July 2001	$213 Million	May 2005
TRI III	August 1999	$160 Million	March 2006
TRI IV	November 2000	$163 Million	October 2006
TRI V	August 2001	$164 Million	July 2007
2003-1	March 2003	$303 Million	August 2007
TOTAL		$1,183 Million	

WYNDHAM WORLDWIDE

For every kind of traveler. For every kind of trip.